                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                               (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.      )
                                           -----

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ] Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))

         [X] Definitive Proxy Statement

         [ ] Definitive Additional Materials

         [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                              STEREOTAXIS, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies.

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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     (4) Proposed maximum aggregate value of transaction:
                                                         -----------------------

     (5) Total fee paid:
                        --------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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                                                      --------------------------

     (3) Filing Party:
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     (4) Date Filed:
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
* Set forth the amount on which the filing fee is calculated and state how it was determined.


                             [Stereotaxis Logo]

                ------------------------------------------

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 11, 2005

                ------------------------------------------

Dear Stockholder:

       You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Stereotaxis, Inc. The meeting will be held at the Company's principal offices at 4041 Forest Park Avenue, St. Louis, Missouri 63108 on Wednesday, May 11, 2005, commencing at 9:00 a.m. Central time, for the following purposes:

   1. To elect three Class I directors to serve until our 2008 annual meeting of stockholders and one Class II director to serve until our 2006 annual meeting of stockholders;

   2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2005; and

   3. To transact such other business as may properly come before the meeting.

       The Board of Directors has fixed March 15, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting and all adjournments thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our offices not less than ten days prior to the annual meeting and at the meeting.

                                     By Order of the Board of Directors,
                                     STEREOTAXIS, INC.

                                     /s/ Fred A. Middleton

                                     Fred A. Middleton
                                     Chairman of the Board of Directors

St. Louis, Missouri
April 6, 2005

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL USING THE ENCLOSED PROXY CARD. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.



             ------------------------------------------------

                             TABLE OF CONTENTS

             ------------------------------------------------

                                                                        Page
                                                                        ----

Questions and Answers About the Annual Meeting.............................1

Election of Directors (Proxy Item No. 1)...................................3

Directors and Executive Officers...........................................4

Security Ownership of Certain Beneficial Owners and Management............11

Executive Compensation....................................................15

Committee Reports.........................................................19

Ratification of Independent Registered Public Accountants
 (Proxy Item No. 2).......................................................19

Principal Accounting Fees and Services....................................21

Stock Price Performance Graph.............................................22

Certain Relationships and Related Party Transactions......................22

Section 16(a) Beneficial Ownership Reporting Compliance...................24

General Information.......................................................24

Exhibits.................................................................A-1

                                 EXHIBITS

Audit Committee Charter..................................................A-1

Compensation Committee Charter...........................................B-1

Nominating and Corporate Governance Committee Charter....................C-1


                             [Stereotaxis Logo]

                -------------------------------------------

                              PROXY STATEMENT
                      ANNUAL MEETING OF STOCKHOLDERS
                               MAY 11, 2005

                -------------------------------------------

              QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THESE MATERIALS?

The Board of Directors of Stereotaxis, Inc. (the "Company") is soliciting proxies from the Company's stockholders in connection with its 2005 Annual Meeting of Stockholders to be held on Wednesday, May 11, 2005, and any and all adjournments thereof. These materials were first sent to our stockholders on or about April 14, 2005. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the annual meeting, but you do not have to attend to vote.

WHEN AND WHERE IS THE ANNUAL MEETING?

We will hold the annual meeting on Wednesday, May 11, 2005, at 9:00 a.m., Central time, at our offices at 4041 Forest Park Avenue, St. Louis, Missouri 63108.

WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote (in person or by proxy) at the meeting if you were a stockholder of record of shares of our common stock at the close of business on March 15, 2005, the record date for the meeting. On March 15, 2005, there were 27,216,758 shares of our common stock outstanding and entitled to vote and no shares of our preferred stock outstanding.

WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our stockholders to elect three Class I directors to serve until our 2008 annual meeting of stockholders and one Class II director to serve until our 2006 annual meeting of stockholders, and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

HOW DO I VOTE?

Whether or not you expect to be present in person at the annual meeting, you are requested vote your shares. Most stockholders will be able to choose whether they wish to vote using the Internet, by telephone or mail. The availability of Internet voting or telephone voting for stockholders whose shares are held in street name by a bank or a broker may depend on the voting processes of that organization. If you vote using the Internet, you may incur costs

                                     1


such as telephone and Internet access charges for which you will be responsible. Internet and telephone voting facilities will be available 24 hours a day and will close at 5:00 p.m., Central time, on May 10, 2005. If you vote using the Internet or by telephone, you do not need to return your proxy card.

       Internet - The website for Internet voting is www.proxyvotenow.com/stxs. Please have your proxy card available and follow the simple instructions on the screen.

       Telephone - The toll-free telephone number for telephone voting is 866-353-7811. Please have your proxy card available and follow the simple recorded instructions.

       Mail - Please complete, sign, date, and return the enclosed form of proxy. The shares represented thereby will be voted in accordance with your instructions.

       In-person - You may vote by ballot.

If you do not attend the meeting, your shares of common stock may be voted only when represented by a properly executed proxy. If you hold your shares in street name through a bank or broker, your bank or broker will send you a separate package describing the procedures and options for voting your shares.

WHAT IF I WANT TO CHANGE MY VOTE?

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

    -- timely delivery of a properly executed, later-dated proxy;

    -- submission of a later vote by Internet or telephone any time prior to 5:00 p.m., Central time, on May 10, 2005;

    -- delivery of a written revocation of your proxy to our Secretary; or

    -- voting by ballot at the meeting.

If your shares are held in the name of a bank or brokerage firm, you may change your vote by submitting new voting instructions to your bank or broker. If your bank or broker permits you to vote by Internet or telephone, you may also be permitted to change your vote by Internet or telephone, depending on the processes of that organization.

WHAT VOTE OF THE STOCKHOLDERS IS NEEDED FOR APPROVAL OF A PROPOSAL?

No business can be conducted at the annual meeting unless a majority of the outstanding shares of common stock entitled to vote is present in person or represented by proxy at the meeting. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A plurality of the shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" a director nominee. A majority of shares entitled to vote and present in person or by proxy at the meeting must be voted "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year and "FOR" such other business as may properly come before the meeting.

WHAT DO I DO IF MY SHARES OF COMMON STOCK ARE HELD IN "STREET NAME" AT A BANK OR BROKERAGE FIRM?

If your shares are held in street name by a bank or brokerage firm as your nominee, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.


                                     2


WHAT HAPPENS IF I RETURN MY SIGNED PROXY CARD BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors and "FOR" the ratification of our independent registered public accounting firm, and in the discretion of the proxy holders for such other business as may properly come before the meeting.

WHAT HAPPENS IF I DO NOT INSTRUCT MY BROKER HOW TO VOTE OR IF I MARK "ABSTAIN" ON THE PROXY?

If you mark your proxy "abstain," your vote will have the same effect as a vote against the proposal or the election of the applicable director. If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the election of directors and ratification of the independent registered public accounting firm. Broker non-votes with respect to a matter that is not routine will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

WHAT DO I NEED TO DO IF I PLAN TO ATTEND THE MEETING IN PERSON?

If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All stockholders, including record holders, must also present a form of personal identification in order to be admitted to the meeting.

                 ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

       The stockholders are being asked to elect Messrs. Abhi Acharya, David W. Benfer and Gregory R. Johnson as Class I directors to serve on our board of directors for 3-year terms ending with the 2008 annual meeting of stockholders, and Mr. Robert J. Messey as a Class II director to serve on our board of directors for a 1-year term (representing the balance of the term of an existing Class II director) ending with the 2006 annual meeting of stockholders, or, in the case of each such nominee, until a successor is elected and qualified, or until his earlier death, resignation or removal. For more information regarding the nominees for director, see "Directors and Executive Officers" below. Proxies cannot be voted for a greater number of persons than the number of nominees named in each Class.

       The board of directors does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unable to serve or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee as our board may recommend.

                       ----------------------------

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               ALL OF THE ABOVE-NAMED NOMINEES FOR DIRECTOR.

                                     3



                     DIRECTORS AND EXECUTIVE OFFICERS

       Set forth below is the name, age, position and a brief account of the business experience of each of the executive officers, directors who will continue in office after the annual meeting, and nominees for director of the Company. There are no family relationships between any of our directors and executive officers.

NAME                              AGE         POSITION(S)
----                              ---         -----------
Bevil J. Hogg                     56          President and Chief Executive Officer, Director
Michael P. Kaminski               45          Chief Operating Officer
James M. Stolze                   61          Vice President and Chief Financial Officer
Douglas M. Bruce                  47          Senior Vice President, Research & Development
Melissa C. Walker                 48          Vice President, Regulatory, Quality and Clinical Affairs
Fred A. Middleton                 55          Chairman of the Board of Directors
Abhi Acharya, Ph.D.               64          Director
Christopher Alafi, Ph.D.          41          Director
David W. Benfer                   58          Director
Ralph G. Dacey, Jr., M.D.         56          Director
Gregory R. Johnson, Ph.D.         61          Director
William M. Kelley                 69          Director
Abhijeet J. Lele                  39          Director
William C. Mills III              49          Director
Robert J. Messey                  59          Nominee for Director

       Bevil J. Hogg has served as our President, Chief Executive Officer and a director since June 1997. From 1994 through 1996, Mr. Hogg served as President and Chief Executive Officer of Everest & Jennings International Ltd., a manufacturer of wheelchairs and other hospital, home care and nursing home products. Prior to Everest & Jennings, he was a founder or co-founder of three companies, including Trek Bicycle Corporation. Mr. Hogg received a Diplome Superior d'Etudes Francaises from the Sorbonne (University of Paris, France).

       Michael P. Kaminski has served as our Chief Operating Officer since he joined the Company in April 2002. Prior to joining the Company, Mr. Kaminski spent nearly 20 years with Hill-Rom Company (Hillenbrand Industries). In his last position with Hill-Rom, Mr. Kaminski served as Senior Vice President of North American Sales and Service. Prior to that, he served as General Manager of the Acute Care Hospital Division of Hill-Rom. Mr. Kaminski earned an M.B.A. from Xavier University and a B.S. in Marketing from Indiana University.

       James M. Stolze has served as our Vice President and Chief Financial Officer since he joined the Company in May 2004. Prior to joining the Company, Mr. Stolze spent eight years as Executive Vice President and Chief Financial Officer of MEMC Electronic Materials, Inc., from 1995 to 2003. Prior to MEMC, Mr. Stolze was an audit partner with KPMG LLP. Mr. Stolze currently sits on the board of directors and audit committee of ESCO Technologies, Inc., a public company listed on the New York Stock Exchange. Mr. Stolze earned an M.B.A. from the University of Michigan and a B.S. in Mechanical Engineering from the University of Notre Dame and is a certified public accountant.

       Douglas M. Bruce has served as our Senior Vice President, Research & Development since he joined the Company in May 2001. Prior to joining the Company, Mr. Bruce was Vice President, Product Development and Marketing, for Intuitive Surgical, a developer and manufacturer of computer-enhanced minimally invasive surgery systems, from 1997 to 2001. Prior to Intuitive Surgical, Mr. Bruce was a Vice President of Engineering at Acuson Corp, a manufacturer of diagnostic ultrasound systems, and has held positions in mechanical, process and manufacturing engineering at Tandon Corp, ISS Sperry Univac and IBM. Mr. Bruce received a M.S. in Mechanical Engineering from the University of Santa Clara and a B.S. in Mechanical Engineering from the University of California at Berkeley.

                                     4



       Melissa C. Walker, RAC has served as our Vice President, Regulatory, Quality, and Clinical Affairs since she joined the Company in March 2001. Prior to joining the Company, Ms. Walker led the global regulatory team at Bausch & Lomb Surgical, Inc., a subsidiary of Bausch & Lomb, Inc. and a leading manufacturer of surgical instruments for the eye, from 1997 to 2000. Prior to Bausch & Lomb Surgical, Inc., Ms. Walker was Director of Regulatory Affairs at Ethicon Endo-Surgery, Inc., a Johnson & Johnson Company and a recognized leader in the manufacture of surgical instruments used for minimally invasive surgery, from 1992 to 1997. Ms. Walker served on the board of directors for the Regulatory Affairs Professionals Society from 1997 to 2002 and was formerly the Board Chairman. Ms. Walker received a M.S. degree in Zoology and a B.S. in Biology from East Texas State University.

       Fred A. Middleton has served as the Chairman of our board of directors since June 1990. Mr. Middleton has been a General Partner in Sanderling Ventures since 1987. Prior to that time, he was an independent investor in the biomedical field. From 1984 to 1986, Mr. Middleton was Managing General Partner of Morgan Stanley Ventures. He joined Genentech, Inc. in 1978 and was a part of the management team in the company's early formative period, assisting in developing its strategy and holding a variety of roles including Vice Presidencies of Finance, Administration, and Corporate Development, and Chief Financial Officer. Mr. Middleton also served as President of Genentech Development Corporation. Prior to that time, he served as a consultant with McKinsey & Company and as a Vice President of Chase Manhattan Bank. Mr. Middleton holds an M.B.A. from Harvard University and a B.S. degree in Chemistry from the Massachusetts Institute of Technology.

       Abhi Acharya, Ph.D. has served as a director since February 2005. Dr. Acharya is currently self-employed as a consultant in the medical device industry. From 1994 to 1997, he was the Vice President Regulatory Affairs, Quality Assurance and Clinical Research at Target Therapeutics and from 1993 to 1994, he was a Senior Technical Advisor at Biometric Research Institute. From 1977 to 1993, Dr. Acharya held various positions at the U.S. Food and Drug Administration including Director of the Division of Cardiovascular, Respiratory and Neurological Devices. He currently serves as a director at Neomend, Inc, InfraReDx, Inc. and Regen Biologics after having previously served as a director of Somnus. Dr. Acharya holds a B. Tech degree in Metallurgical Engineering from the Indian Institute of Technology (Kharagpur, India) and an M.S. and Ph.D. in Biomaterials Engineering from Northwestern University.

       Christopher Alafi, Ph.D., has served as a director since August 2000. Dr. Alafi has been a General Partner of Alafi Capital Company, LLC, a venture capital firm, since 1995. He was previously a Physiology and Anatomy teacher at Santa Monica College, a visiting scholar at Stanford University (Chemistry Department) and a researcher at DNAX. Dr. Alafi received a B.A. in Biology from Pomona College and a D.Phil. in Biochemistry from the University of Oxford.

       David W. Benfer has served as a director since February 2005. Since 1999, Mr. Benfer has served as President and Chief Executive Officer of Saint Raphael Healthcare System and the Hospital of Saint Raphael, New Haven, Connecticut. Previously, he was the President and Chief Executive Officer of the Provena-Saint Joseph/Morris Health Network in Joliet, Illinois from 1992 to 1999. Mr. Benfer served as Senior Vice President for Hospital and Urban Affairs for the Henry Ford Health System in Detroit and Chief Executive Officer of the Henry Ford Hospital from 1985 to 1992. He served as the Chairman of the Americal College of Healthcare Executives
(ACHE) from 1998 to 1999 and on their Board of Governors from 1992 to 2000. Mr. Benfer was named a Fellow of ACHE in 1981 and serves on the Board of the Catholic Health Association. He earned his B.S.B.A. from Wittenburg University and his M.B.A. from Xavier University.

       Ralph G. Dacey, Jr., M.D., has served as a director since March 2003. Dr. Dacey has been the Chairman of Neurosurgery at Washington University in St. Louis since 1989. Prior to joining Washington University, he was an Assistant Professor of Neurological Surgery at the University of Washington and a Professor and Chief of the Division of Neurosurgery at the University of North Carolina at Chapel Hill. Dr. Dacey received his B.A. from Harvard University and his M.D. from the University of Virginia School of Medicine. He has served as the Secretary of the American Board of Neurological Surgeons and is a voting member of the American Board of Medical Specialties. Dr. Dacey is also the Chairman of our Scientific Advisory Board and served as Principal Investigator of our first Human Clinical Trial (frontal lobe biopsy).

                                     5



       Gregory R. Johnson, Ph.D., has served as a director since October 1994. Currently, Dr. Johnson is a Managing Director of Prolog Ventures, LLC, a life sciences focused venture capital management firm based in St. Louis. Dr. Johnson organized Prolog in 2000 following 13 years as a General Partner with Gateway Associates. Prior to joining Gateway, Dr. Johnson served as Vice President of Monsanto Venture Capital Company. Dr. Johnson is currently a director of Everest Biomedical Instruments Company and Singulex, Inc. Dr. Johnson received a Ph.D. and M.A. in Physics from the University of Rochester and a B.S. in Physics from the Massachusetts Institute of Technology.

       William M. Kelley has served as a director since January 2003. Mr. Kelley is the current Chairman of Hill-Rom Company, a position he has held since 1995. While at Hill-Rom, Mr. Kelley also served as President and CEO from 1992 to 1995, Sr. Vice President, Sales and Operations from 1989 to 1992 and Sr. Vice President, Sales and Marketing from 1980 to 1989. He currently serves on the Board of National Committee for Quality Health Care and is a member of HRDI (Healthcare, Research & Development Institute) and Health Insights. He has been honored numerous times for his contributions to the healthcare industry including as an Honorary Fellow of the American College of Health Care Executives. He was educated at Hanover College and George Washington University.

       Abhijeet J. Lele has served as a director since April 2004. Mr. Lele is a General Partner of EGS Healthcare Capital Partners, a venture capital firm based in Rowayton, Connecticut, focusing on investments in medical device, biopharmaceutical and specialty pharmaceutical companies. He joined EGS in 1998, after spending four years in the health care practice of McKinsey & Company. Before McKinsey, Mr. Lele held operating positions with Lederle Laboratories, Progenics Pharmaceuticals and Clontech Laboratories. He is currently a director of EP MedSystems, CryoCath Technologies, OptiScan Biomedical and Ekos Corporation. Mr. Lele received his M.A. in molecular biology from Cambridge University and his M.B.A. with distinction from Cornell University.

       William C. Mills III has served as a director since June 2000. In August 2004, Mr. Mills became a Managing Member of a new management company being formed by EGS Healthcare Capital Partners to manage EGS Private Healthcare Partnership III. Before joining EGS, Mr. Mills was a Partner in the Boston office of Advent International, a venture capital firm, for five years. At Advent, he was co-responsible for healthcare venture capital investments and focused on investments in the medical technology and biopharmaceutical sectors. He has over 24 years of venture capital experience. Before joining Advent, Mr. Mills spent over 11 years with the Venture Capital Fund of New England where he was a General Partner. Prior to that, he spent seven years at PaineWebber Ventures/Ampersand Ventures as Managing General Partner. He is also a member of the Board of Managers of Ascension Health Ventures. Mr. Mills received his A.B. in Chemistry, cum laude, from Princeton University, his S.M. in Chemistry from the Massachusetts Institute of Technology and his M.S. in Management from MIT's Sloan School of Management.

       Robert J. Messey, Director Nominee Mr. Messey has served as the Senior Vice President and Chief Financial Officer of Arch Coal, Inc. since December 2000. Prior to joining Arch, he served as the Vice President of Financial Services of Jacobs Engineering Group, Inc. from 1999 to 2000 and as Senior Vice President and Chief Financial Officer of Sverdrup Corporation from 1992-1999. Mr. Messey was an audit partner at Ernst & Young from 1981 to 1992. He currently serves as a director of Baldor Electric Company. Mr. Messey earned his B.S.B.A. from Washington University. Mr. Messey was recommended for nomination by Management.

BOARD OF DIRECTORS

       Under the Company's restated certificate of incorporation, the number of directors shall be fixed by the board of directors in the manner provided in the Company's bylaws. Under the Company's restated bylaws, subject to the rights of the holders of any series of preferred stock, the number of directors of the Company may be fixed or changed from time to time by resolution of a majority of the board of directors; provided the number shall be no less than three (3) and no more than fifteen (15), or, if the number is not fixed, the number shall be ten (10). Currently, we have authorized a thirteen (13) member board of directors. Under the Company's restated bylaws, the directors are divided into three (3) classes, Class I, Class II and Class III, each class to be as nearly equal in number as possible. The term of office of each director shall be until the third annual meeting following his or her election and until the election and qualification of his or her successor; provided, however, the directors first serving as Class I directors shall serve for a term expiring at this annual meeting of stockholders, the directors first serving as Class II directors

                                     6



shall serve for a term expiring at the annual meeting of stockholders next following December 31, 2005, and the directors first serving as Class III directors shall serve for a term expiring at the annual meeting of stockholders next following December 31, 2006.

       Messrs. Parker, Johnson, Ledford, Acharya and Benfer have been designated as Class I directors, and their terms expire at the 2005 annual meeting of stockholders; Messrs. Aplin, Alafi, Dacey and Lele have been designated as Class II directors, and their terms expire at the 2006 annual meeting of stockholders; and Messrs. Middleton, Kelley, Mills and Hogg have been designated as Class III directors, and their terms expire at the 2007 annual meeting of stockholders.

       At the 2005 annual meeting of stockholders, three Class I directors will be elected to serve for a term expiring at the annual meeting of stockholders next following December 31, 2007. There will be two vacancies in Class I as a result of two of our current Class I directors, Messrs. Ledford and Parker, not standing for reelection at this meeting. Under the terms of our restated certificate of incorporation and bylaws, the board of directors may fill these vacancies at any time; however, the board does not currently intend to fill these vacancies. In addition, one Class II director will be elected at the 2005 annual meeting of stockholders to serve for a term expiring at the 2006 annual meeting of stockholders to replace one of the current Class II directors, Mr. Aplin, who has advised the board of directors that he will be retiring effective as of the 2005 annual meeting.

CORPORATE GOVERNANCE

       Our board of directors has determined that each of our directors other than Mr. Hogg is independent under the rules of the Nasdaq National Market. As a result, our board currently has a majority of independent directors consistent with the rules of the Nasdaq National Market. Our independent directors have regularly scheduled meetings at which only the independent directors are present.

       Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee and adopted charters for each of these committees. We believe that the composition of each of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of, the current rules and regulations of the Nasdaq National Market and Securities and Exchange Commission ("SEC").

BOARD MEETINGS AND COMMITTEES

       During fiscal year 2004, the board of directors met 12 times. During fiscal year 2004, all incumbent directors attended 75% or more of the aggregate meetings of the board and of the board committees on which they served during the period they held office except for Mr. Ledford and Mr. Kelley. Directors are encouraged, but not required, to attend our annual meetings of stockholders.

       AUDIT COMMITTEE

       Our audit committee currently consists of Messrs. Aplin, Ledford and Mills, all of whom qualify as "independent directors" and as audit committee members under the Nasdaq National Market rules, and Mr. Aplin serves as the chair of the audit committee. Following the 2005 annual meeting, the audit committee will consist of Messrs. Benfer, Mills and, upon his election by the stockholders as a Class II director, Mr. Messey, all of whom will qualify as "independent directors" and as audit committee members under the Nasdaq National Market rules and Mr. Mills will serve as the chair of the audit committee. We believe that one or more of the members of our reconstituted audit committee will qualify as an audit committee financial expert under SEC rules and regulations. Our board of directors has determined that each of our current audit committee members is, and each of our audit committee members following the 2005 annual meeting will be, financially sophisticated as set forth in Rule 4350(d)(2)(A) of the Nasdaq National Market.

                                     7



       The audit committee assists our board of directors in its oversight of:

       * the integrity of our financial statements;

       * our accounting and financial reporting process, including our internal controls;

       * our compliance with legal and regulatory requirements;

       * the independent registered public accountants' qualifications and independence; and

       * the performance of our independent registered public accountants.

       The audit committee has direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accountants. In addition, the audit committee must approve in advance:

       * any related-party transaction that creates a conflict of interest situation;

       * all audit services; and

       * all non-audit services, except for de minimis non-audit services, provided the audit committee has approved such de minimis services prior to the completion of the audit.

       During fiscal year 2004, the audit committee met 9 times. Our written audit committee charter is attached hereto as Exhibit A.
                                                      ---------

       COMPENSATION COMMITTEE

       Our compensation committee currently consists of Messrs. Middleton, Johnson and Parker, each of whom qualify as "independent directors" under the Nasdaq National Market rules and as "outside directors" under the Internal Revenue Code of 1986. Following the 2005 annual meeting, the board intends to appoint a director to the committee in place of Mr. Parker. Mr. Middleton serves as the chair of the compensation committee.

       The compensation committee assists management and our board of directors in:

       * defining an executive compensation policy;

       * determining the total compensation package for our chief executive officer and other executive officers; and

       * administering each of our equity-based compensation plans and profit sharing plans, including our 1994 Stock Option Plan, our 2002 Stock Incentive Plan, our 2002 Non-Employee Directors' Stock Plan and our 2004 Employee Stock Purchase Plan.

       During fiscal year 2004, the compensation committee met 5 times. Our written compensation committee charter is attached hereto as Exhibit B.
                                                             ---------

       NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

       Our nominating and corporate governance committee currently consists of Messrs. Parker, Ledford and Mills, each of whom qualify as "independent directors" under the Nasdaq National Market rules. Following the 2005 annual meeting, the board intends to appoint 2 directors to the nominating and corporate governance committee in place of Messrs. Ledford and Parker. Mr. Parker serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee assists the board of directors in:

       * identifying and evaluating individuals qualified to become board members;

       * reviewing director nominees received from stockholders;

       * selecting director nominees for submission to the stockholders at our annual meeting; and

                                     8



       * selecting director candidates to fill any vacancies on the board of directors.

       The nominating and corporate governance committee is also responsible for developing and recommending to the board of directors a set of corporate governance guidelines and principles applicable to us.

       During fiscal year 2004, the nominating and corporate governance committee did not hold any formal meetings but frequently met informally through telephonic conferences. Because we were a private company prior to August 12, 2005 and the board slate was determined through a stockholders' agreement among our venture capital investors, the committee believed that such level of activity was sufficient to carry out its duties during such time. Our written nominating and corporate governance committee charter is attached hereto as Exhibit C.
                   ---------

DIRECTOR NOMINATIONS

       Our restated bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our restated bylaws specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

       Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Stereotaxis, Inc., 4041 Forest Park Avenue, St. Louis, Missouri 63108:

       * Stockholder's name, number of shares owned, length of period held, and proof of ownership;

       * Name, age, business and residential address of candidate;

       * A detailed resume describing among other things the candidate's educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations);

       * A supporting statement which describes the candidate's reasons for seeking election to the board, and documents his/her ability to satisfy the director qualifications described herein;

       * Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of director;

       * The class and number of shares of our capital stock that are beneficially owned by the candidate;

       * A description of any arrangements or understandings between the stockholder and the candidate; and

       * A signed statement from the candidate, confirming his/her willingness to serve on the board.

       Our Corporate Secretary will promptly forward such materials to the chair of our nominating and corporate governance committee and our Chairman of the Board. Our Corporate Secretary will also maintain copies of such materials for future reference by the committee when filling board positions. Stockholders may submit potential director candidates at any time pursuant to these procedures. The committee will consider such candidates if a vacancy arises and at such other appropriate times. Notwithstanding the foregoing, the committee is not obligated to review any candidate for which the required information is not provided by the time set forth in our restated bylaws for the nomination of director candidates by a stockholder that is not approved by the committee or the board. See also "GENERAL INFORMATION - STOCKHOLDER PROPOSALS".

                                     9



STOCKHOLDER COMMUNICATIONS POLICY

       Management intends to propose to the board for its consideration a policy to provide a process for security holders to send written communications to our board. Any security holder wishing to send communications to our board should send the written communication and the following information to our Corporate Secretary, Stereotaxis, Inc., 4041 Forest Park Avenue, St. Louis, Missouri 63108:

       * Security holder's name, number of shares owned, length of period held, and proof of ownership;

       * Name, age, business and residential address of security holder;
         and

       * Any individual director or committee to which the security holder would like to have the written statement and other information sent.

       The Corporate Secretary will forward the information to the Chairman of the Board, if addressed to the full board, or to the specific director to which the communication is addressed.

COMPENSATION OF DIRECTORS

       In March 2002, we adopted the 2002 Non-Employee Directors' Stock Option Plan to provide for the automatic grant of options to purchase shares of common stock to our non-employee directors. Under this Plan, at each annual stockholder meeting, all non-employee directors receive an annual option to purchase 7,500 shares of common stock, or 15,000 in the case of the chairman. Newly elected directors will receive an initial option to purchase 15,000 shares of common stock which will vest over a 2-year period with 50% vesting after the first year and the remainder vesting monthly thereafter In addition, the Chairman and/or Designated Financial Expert of the audit committee will receive an annual grant of 5,000 shares and the chairman of the compensation committee and the chairman of the nominating/governance committee will each receive an annual grant of 2,500 shares. Such options are granted at a price equal to the fair market value of the stock on the date of grant and have a term of 10 years.

       In addition, non-employee directors receive cash compensation for their services as board members in addition to being reimbursed for their out-of-pocket expenses incurred in connection with attending board and committee meetings. Each non-employee director is entitled to an $18,000 annual retainer ($24,000 for the chairman) for board membership and an additional payment of $1,500 per in-person board meeting and $500 per telephonic board meeting. Each member of the audit committee, compensation committee and nominating/governance committee is entitled to a $2,500 annual retainer. The chairman/designated financial expert of the audit committee is entitled to a $7,500 annual retainer in lieu of the member retainer and the chairman of the compensation committee and the chairman of the nominating/governance committee are each entitled to a $5,000 annual retainer.

       We paid $20,000 to Mr. Kelley and $28,500 to Dr. Acharya in 2004 as compensation for consulting services unrelated to their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Mr. Middleton served as a member of our compensation committee during our last fiscal year and as our president from December 1996 through June 1997. Otherwise, none of our compensation committee members and none of our executive officers have a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

                                    10



       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of March 31, 2005 by:

       * each person known by us to own beneficially more than 5% of our outstanding common stock;

       * each of our directors or nominees;

       * each of our named executive officers; and

       * all of our directors, nominees and executive officers as a group.

       There were 27,228,345 shares of common stock outstanding as of March 31, 2005. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2005. Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2005 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws where applicable, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Stereotaxis, Inc., 4041 Forest Park Avenue, St. Louis, Missouri 63108.

                                                                                             PERCENTAGE OF SHARES OF
                 NAME AND ADDRESS OF                        NUMBER OF SHARES OF COMMON            COMMON STOCK
          BENEFICIAL OWNER OF COMMON STOCK                   STOCK BENEFICIALLY OWNED          BENEFICIALLY OWNED
          --------------------------------                  --------------------------       -----------------------
FIVE PERCENT STOCKHOLDERS

Entities affiliated with Sanderling Ventures(1)                      3,231,487                        11.87%
  400 S. El Camino Real, Suite 1200
  San Mateo, CA 94402

Alafi Capital Company LLC(2)                                         2,351,857                         8.64
  9 Commodore Drive, Suite 405
  Emeryville, CA 94608

Entities affiliated with EGS Healthcare(3)                           2,096,880                         7.70
  105 Rowayton Avenue, 2nd Floor
  Rowayton, CT 06853

Entities affiliated with Franklin                                    1,506,400                         5.53
  Resources, Inc.(4)
  One Franklin Parkway
  San Mateo, CA 94403

                                    11


                                                                                             PERCENTAGE OF SHARES OF
          NAME AND ADDRESS OF                               NUMBER OF SHARES OF COMMON            COMMON STOCK
   BENEFICIAL OWNER OF COMMON STOCK                          STOCK BENEFICIALLY OWNED          BENEFICIALLY OWNED
   --------------------------------                         --------------------------       -----------------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Fred A. Middleton(5)                                                 3,416,606                        12.55
Christopher Alafi(6)                                                 2,539,493                         9.33
Abhijeet Lele(7)                                                     2,105,213                         7.73
Gregory R. Johnson(8)                                                  668,993                         2.46
David J. Parker(9)                                                     657,174                         2.41
John C. Aplin(10)                                                      798,519                         2.93
Randall D. Ledford(11)                                                 782,112                         2.87
Bevil J. Hogg(12)                                                      587,036                         2.16
Ralph G. Dacey, Jr.(13)                                                 62,498                            *
William M. Kelley (14)                                                  46,527                            *
William C. Mills III(15)                                             1,056,021                         3.88
Michael P. Kaminski(16)                                                137,152                            *
Douglas M. Bruce(17)                                                   138,888                            *
Melissa C. Walker(18)                                                   65,391                            *
Abhi Acharya                                                            11,111                            *
Davis W. Benfer                                                          1,000                            *
Robert J. Messey
                                                                    ----------                        -----
All directors, nominees and officers as a group (17
  persons)                                                          13,073,733                        48.02%

-------
* Indicates ownership of less than 1%

 (1) Includes 781,351 shares held by Sanderling Venture Partners II, L.P., 301,745 shares held by Sanderling Management Limited, Custodian FBO The Investors of Sanderling Ventures Limited, 532,758 shares held by and 9,480 shares issuable under warrants held by Sanderling IV Biomedical Co-Investment Fund, L.P., 224,515 shares held by Sanderling Venture Partners IV Co-Investment Fund, L.P., 617,411 shares held by and 84,997 shares issuable under warrants held by Sanderling Venture Partners V Co-Investment Fund, L.P., 89,834 shares held by and 24,702 shares issuable under warrants held by Sanderling V Beteiligungs GmbH & Co. KG., 100,970 shares held by and 22,602 shares issuable under warrants held by Sanderling V Limited Partnership, 374,313 shares held by and 37,705 shares issuable under warrants held by Sanderling V Biomedical Co-Investment Fund, L.P., 25,487 shares held by and 3,138 shares issuable under warrants held by Sanderling Ventures Management V; and 480 shares issuable under warrants held by Sanderling II Limited Partnership (collectively, "Sanderling").

       Middleton-McNeil Associates, L.P. is the general partner of Sanderling Venture Partners II, L.P. and has voting and dispositive authority over the shares owned by Sanderling Venture Partners II, L.P. Middleton-McNeil Associates, L.P. is managed by its general partners, Fred A. Middleton, one of our directors, and Robert G. McNeil. Middleton-McNeil, L.P. is the general partner of Sanderling II Limited Partnership and has voting and dispositive authority over the shares owned by such entities. Middleton-McNeil, L.P. is managed by its general partners, Fred A. Middleton, one of our directors, and Robert G. McNeil. Middleton-McNeil Associates IV, LLC is the general partner of Sanderling IV Biomedical Co-Investment Fund, L.P. and has voting and dispositive authority over the shares owned by Sanderling IV Biomedical Co-Investment Fund, L.P. Middleton-McNeil Associates IV, LLC is managed by its members, Fred A. Middleton, one of our directors, and Robert G. McNeil. Middleton-McNeil Associates IV, L.P. is the general partner of Sanderling Venture Partners IV Co-Investment Fund, L.P. and has voting and dispositive power over the shares owned by Sanderling Venture Partners IV Co-Investment Fund, L.P. Middleton-McNeil Associates IV, L.P. is managed by its general partners, Fred A. Middleton, one of our directors, and Robert G. McNeil. Middleton, McNeil & Mills Associates V, LLC is the Investment General Partner of Sanderling V Limited Partnership

                                    12



       and Sanderling V Beteiligungs GmbH & Co. KG and the General Partner of Sanderling V Biomedical Co-Investment Fund, L.P. and Sanderling Venture Partners V Co-Investment Fund, L.P. and has voting and dispositive authority over the shares owned by such entities. Middleton, McNeil & Mills Associates V, LLC is managed by its managing directors, Fred A. Middleton, one of our directors, and Robert G. McNeil, Timothy C. Mills and Timothy J. Wollaeger. Sanderling Ventures Management V is managed by Fred A. Middleton, one of our directors, and Robert G. McNeil, Timothy C. Mills and Timothy J. Wollaeger, the individuals who have invested under the dba Sanderling Ventures Management V, which individuals have voting and dispositive power over the shares owned by Sanderling Ventures Management V.

 (2) Includes 2,210,346 shares held by and 141,511 shares issuable under warrants held by Alafi Capital Company LLC ("Alafi Capital"). Christopher Alafi, one of our directors, and Moshe Alafi are the managing partners of Alafi Capital and have full voting and investment power with respect to the shares owned by Alafi Capital.

 (3) Includes 583,941 shares held by and 42,001 shares issuable under warrants held by EGS Private Healthcare Partnership, L.P., 83,419 shares held by and 6,000 shares issuable under warrants held by EGS Private Healthcare Counterpart, L.P., 916,586 shares held by and 130,212 shares issuable under warrants held by EGS Private Healthcare Partnership II L.P., 144,554 held by and 20,535 shares issuable under warrants held by EGS Private Healthcare Investors II, L.P., 137,924 shares held by and 19,593 shares issuable under warrants held by EGS Private Healthcare Canadian Partners, L.P. and 10,609 shares held by and 1,506 shares issuable under warrants held by EGS Private Healthcare President's Fund, L.P. (collectively, "EGS"). EGS Private Healthcare Investors, L.L.C. is the general partner of EGS Private Healthcare Partnership II L.P., EGS Private Healthcare Investors II, L.P., EGS Private Healthcare Canadian Partners, L.P. and EGS Private Healthcare President's Fund, L.P. and has voting and dispositive power over the shares owned by such entities. EGS Private Healthcare Investors, L.L.C. is managed by a board of managers comprised of Abhijeet Lele, one of our directors, and Fred Greenberg and Terry Vance. EGS Private Healthcare Associates, LLC is the general partner of EGS Private Healthcare Partnership, L.P. and EGS Private Healthcare Counterpart, L.P. and has voting and dispositive power over the shares owned by such entities. EGS Private Healthcare Associates, LLC is managed by a board of managers comprised of Abhijeet Lele, one of our directors, and Fred Greenberg.

 (4) Based on information provided by Franklin Resources, Inc. ("FRI") and contained in a Schedule 13G jointly filed with the Securities and Exchange Commission by Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc. on February 14, 2005. The filing indicates that FRI has sole power to vote and to dispose of all the shares and that the joint filers are not acting as a "group" for purposes of
       Section 13(d) under the Securities Exchange Act of 1934 and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities held by any of them or by any persons or entities advised by FRI subsidiaries.

 (5) Includes 3,048,384 shares held by and 183,103 shares issuable under warrants held by Sanderling. Mr. Middleton disclaims beneficial ownership of the shares and warrants held by Sanderling and Middleton-McNeil L.P. except to the extent of his proportionate ownership interest therein. Also includes options to purchase 25,000 shares of common stock.

 (6) Includes 2,210,346 shares held by and 141,511 shares issuable under warrants held by Alafi Capital Company, LLC ("Alafi Capital"). Dr. Alafi is a general partner of Alafi Capital and disclaims beneficial ownership of the shares and warrants held by Alafi Capital except to the extent of his proportionate partnership interest therein. Includes 19,201 shares issuable under warrants held by Dr. Alafi. Also includes options to purchase 12,500 shares of common stock.

 (7) Includes 1,877,033 shares held by and 219,847 shares issuable under warrants held by EGS. Mr. Lele is a general partner of EGS and member of the board of managers of EGS Private Healthcare Investments, L.L.C. and EGS Private Healthcare Associates, L.L.C., which control the EGS entities, and disclaims

                                    13


       beneficial ownership of such shares and warrants held by the EGS entities except to the extent of his proportionate ownership interest therein. Also includes options to purchase 8,333 shares of common stock.

 (8) Includes 280,333 shares held by Gateway Venture Partners III, L.P., 216,533 shares held by and 31,681 shares issuable under warrants held by Prolog Capital A, L.P. and 111,626 shares held by and 16,320 shares issuable under warrants held by Prolog Capital B, L.P. Dr. Johnson is a Principal of each of such entities and disclaims beneficial ownership of the shares and warrants held by such entities except to the extent of his proportionate partnership interest therein. Also includes options to purchase 12,500 shares of common stock.

 (9) Includes 12,847 shares held by Ampersand 1999 Companion Fund Limited Partnership and 629,524 shares held by Ampersand 1999 Limited Partnership. AMP-99 Management Company Limited Liability Company is the owner of Ampersand 1999 Limited Partnership and Ampersand 1999 Companion Fund Limited Partnership. Mr. Parker is a Managing Member of AMP-99 Management Company Limited Liability Company and disclaims beneficial ownership of the shares and warrants held by it except to the extent of his proportionate ownership interest therein. Also includes options to purchase 12,500 shares of common stock.

(10) Includes 671,830 shares held by and 16,057 shares issuable under warrants held by CID Equity Capital V, L.P. and 67,135 shares held by and 9,470 shares issuable under warrants held by CID Equity Capital VIII, L.P. (collectively, "CID"). Dr. Aplin is a general partner of CID and disclaims beneficial ownership of the shares and warrants held by CID except to the extent of his proportionate ownership interest therein. Also includes options to purchase 27,083 shares of common stock.

(11) Includes 708,377 shares held by and 39,708 shares issuable under warrants held by Emersub XXXVIII, Inc., an affiliate of Emerson Electric Co. Dr. Ledford is an officer of Emerson Electric Co. and disclaims beneficial ownership of the shares and warrants held by Emersub XXXVIII, Inc. Also includes options to purchase 27,033 shares of common stock.

(12) Includes options to purchase 287,036 shares of common stock, 35,590 shares of which, when received upon exercise, would be subject to repurchase by us. Our right to repurchase lapses ratably on a monthly basis, with the repurchase right terminating in full on the fourth anniversary of the date of the grant.

(13)   Includes options to purchase 12,500 shares of common stock.

(14)   Includes options to purchase 46,527 shares of common stock.

(15) Consists of options to purchase 34,027 shares of common stock. Prior to August 1, 2004, Mr. Mills was an officer of Advent International Corporation and a partner of various entities associated with Advent International. Shares owned by entities owned or managed by Advent International include 874,458 shares held by and 43,096 shares issuable under warrants held by Advent Health Care and Life Sciences II Limited Partnership, 67,983 shares held by and 3,350 shares issuable under warrants held by Advent Health Care and Life Sciences II Beteiligung GmbH & Co. KG, 19,479 shares held by and 958 shares issuable under warrants held by Advent Partners HLS II Limited Partnership and 12,076 shares held by and 594 shares issuable under warrants held by Advent Partners Limited Partnership (collectively, "Advent"). Mr. Mills resigned from Advent International effective July 31, 2004. Accordingly, Mr. Mills no longer has voting or dispositive power with respect to any of the securities held by Advent, and he disclaims beneficial ownership of such securities. Mr. Mills continues to hold an ownership interest in the Advent entities. Advent has the right to require Mr. Mills to exercise certain of the options listed in the table and pay the net proceeds thereof to Advent. In August 2004, Mr. Mills became a managing member of a new management company being formed by EGS Healthcare Capital Partners III. Mr. Mills does not have voting or dispositive power over any of the securities of Stereotaxis owned by EGS.

(16)   Includes options to purchase 137,152 shares of common stock.

                                    14


(17) Includes options to purchase 55,555 shares of common stock, 9,115 shares of which, when received upon exercise, are subject to repurchase by us. Our right to repurchase both the shares already received and any shares received upon exercise of the stock option lapses ratably on a monthly basis, with the repurchase right terminating in full on the fourth anniversary of the date of the grant.

(18) Includes options to purchase 65,391 shares of common stock, 2,604 shares of which, when received upon exercise, would be subject to repurchase by us. Our right to repurchase lapses ratably on a monthly basis, with the repurchase right terminating in full on the fourth anniversary of the date of the grant.

                          EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

       The following table sets forth certain information concerning the compensation of our chief executive officer and each of our other four most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 during the year ended December 31, 2004. We refer to these persons as the "named executive officers" elsewhere herein.

                                            ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                     ---------------------------------   --------------------------------
                                                                                 AWARDS
                                                                         ----------------------
                                                                         RESTRICTED  SECURITIES
                                                          OTHER ANNUAL     STOCK     UNDERLYING    LTIP     ALL OTHER
                             FISCAL   SALARY     BONUS    COMPENSATION     AWARDS     OPTIONS     PAYOUTS  COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR     ($)      ($)(1)       ($)(4)         ($)         (#)         ($)        ($)
---------------------------  ------  --------   -------   ------------   ----------  ----------   -------  ------------
Bevil J. Hogg                 2004   $337,667   $76,500      $1,032          --         97,222       --     $    --
  President and               2003    306,000    70,200       1,344          --         69,444       --          --
  Chief Executive Officer     2002    297,917    48,750         667          --         97,222       --          --

Michael P. Kaminski           2004    272,517    61,875         360          --         69,444       --          --
  Chief Operating             2003    244,800    56,160         238          --         13,888       --          --
  Officer                     2002    169,231    27,625         152          --        138,888       --       3,578(2)

James M. Stolze(3)            2004    163,590    36,808         924          --        111,111       --          --
  Vice President and          2003         --        --          --          --             --       --          --
  Chief Financial Officer     2002         --        --          --          --             --       --          --

Douglas M. Bruce              2004    258,329    56,733         360          --         20,832       --
  Senior Vice President,      2003    243,003    55,598         352          --          6,944       --         923(2)
  Research & Development      2002    236,133    63,610         346          --         48,611       --      16,458(2)

Melissa C. Walker             2004    191,417    43,538         255          --             --       --          --
  Vice President,
  Regulatory,                 2003    165,250    37,913         210          --         27,777       --          --
  Quality and Clinical
  Affairs                     2002    161,000    30,000         198          --         13,888       --          --

-------
(1) These amounts represent bonuses earned during the fiscal years indicated. Annual bonuses earned during a fiscal year are generally paid in the first quarter of the subsequent fiscal year.

(2) Represents certain moving expenses reimbursed by us for the executive officer's relocation in connection with commencement of employment with us.

(3)    Mr. Stolze became our Vice President and Chief Financial
       Officer effective May 27, 2004.

(4) Represents compensation related to group term life insurance premiums paid by the Company.

       During fiscal year 2004, the Company did not adjust or amend the exercise price of stock options previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

                                    15


OPTION GRANTS IN LAST FISCAL YEAR

       The following table sets forth certain information with respect to stock options granted to each of our named executive officers during the fiscal year ended December 31, 2004.

                                                       INDIVIDUAL GRANTS
                                    --------------------------------------------------------
                                                   PERCENTAGE
                                                       OF                                       POTENTIAL REALIZABLE VALUE AT
                                    NUMBER OF        TOTAL                                         ASSUMED ANNUAL RATES OF
                                    SECURITIES      OPTIONS                                     STOCK PRICE APPRECIATION FOR
                                    UNDERLYING     GRANTED TO                                            OPTION TERM
                                     OPTIONS      EMPLOYEES IN      EXERCISE      EXPIRATION    -----------------------------
NAME                                 GRANTED      FISCAL 2004     PRICE ($/SH)       DATE           5%               10%
----                                ----------    ------------    ------------    ----------    ----------       ------------
Bevil J. Hogg                         48,611           5.2%          $6.77        1/28/2014      $206,967         $  524,495
Bevil J. Hogg                         48,611           5.2%           8.00        8/17/2014       244,570            619,787
Michael P. Kaminski                   69,444           7.4%           5.94        1/08/2014       259,417            657,415
James M. Stolze                      111,111          11.9%           7.02        5/26/2014       490,537          1,243,118
Douglas M. Bruce                      10,416           1.1%           6.77        1/28/2014        44,347            112,385
Douglas M. Bruce                      10,416           1.1%           8.00        8/17/2014        52,405            132,803
Melissa C. Walker                         --            --              --               --            --                 --

       All options granted to these executive officers in 2004 were granted under the 2002 Stock Incentive Plan. The percentage of total options is based on an aggregate of 935,553 shares granted to employees during 2004. Options vest at the rate of 25.0% after one year of service from the date of grant, and monthly thereafter, over 36 additional months. Options have a term of ten years but may terminate before their expiration dates if the optionee's status as an employee is terminated or upon the optionee's death or disability. The exercise price on the date of grant was equal to 100% of the fair market value at the date of grant.

       With respect to the amounts disclosed in the column captioned "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term", the 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC, are based on the closing price as of the date of grant and do not represent our estimate or projection of our future common stock prices.

       The potential realizable values are calculated by:

       * multiplying the number of shares of common stock subject to a given stock option by the fair market value at the date of grant;

       * assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

       * subtracting from that result the aggregate option exercise price.

       Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

OPTION EXERCISES

       There were no option exercises by the named executive officers in 2004. The following table sets forth the number and value of unexercised options held by each of the named executive officers on December 31, 2004. The value of "in-the-money" stock options represents the positive spread between the exercise price of stock options and

                                    16



the fair market value of the options, based upon the closing market price of $9.83 per share on that date multiplied by the number of shares underlying the options less the exercise price payable for these share.

                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                               FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED               VALUE OF UNEXERCISED
                                SHARES                                 OPTIONS AT                   IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON       VALUE             DECEMBER 31, 2004(1)                 DECEMBER 31, 2004
                               EXERCISE        REALIZED      ------------------------------      ------------------------------
NAME                              (#)            ($)         EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                          -----------      --------      -----------      -------------      -----------      -------------
Bevil J. Hogg                       --              --         203,411           199,365         $1,335,709         $806,294
Michael Kaminski                    --              --          98,089           124,131            491,751          537,962
James M. Stolze                     --              --               0           111,111                 --          312,222
Douglas M. Bruce                    --              --          37,180            39,207            185,605          139,286
Melissa C. Walker                   --              --          55,985            25,030            398,075          113,434

-------

(1) Certain shares to be acquired upon exercise are subject to a right of repurchase by us. Our right to repurchase lapses as to 25% of the shares covered by the respective options on the first anniversary of the vesting start date, and lapses ratably on a monthly basis thereafter, with the repurchase right terminating in full on the fourth anniversary of the vesting start date.

EMPLOYMENT AGREEMENTS

       In June 1997, we entered into letter and employment agreements with Bevil J. Hogg, our President and Chief Executive Officer, relating to the terms of his employment. Mr. Hogg's current annual base salary is $365,000 (subject to annual adjustment by the compensation committee) and he is eligible to receive a cash bonus of up to 25% of his annual base salary, subject to the achievement of performance goals. His employment is at will. If Mr. Hogg is terminated without cause, he will be paid a salary continuance equal to his base salary for the lesser of (1) the period from the date of his termination of employment until he commences employment with a new employer or (2) 24 months. In addition, 12 months worth of Mr. Hogg's unvested stock options will automatically vest. Upon an acquisition or merger where we are not the surviving entity and a change of control occurs, 50% of Mr. Hogg's unvested shares will vest. If Mr. Hogg is terminated after any such acquisition or merger or is not offered a comparable position in the surviving entity, he will be paid a salary continuance equal to his base salary for 24 months and 100% of his unvested options will vest at the end of the salary continuance period.

       In April 2002, we entered into letter and employment agreements with Michael P. Kaminski, our Chief Operating Officer, relating to the terms of his employment starting on May 5, 2002. Mr. Kaminski's current annual base salary is $288,330 (subject to annual adjustment by the compensation committee) and he is eligible to receive an annual cash bonus of up to 25% of his annual base salary, subject to the achievement of performance goals. His employment is at will. If Mr. Kaminski is terminated without cause, he will be paid a salary continuance equal to his monthly base salary for the lesser of (1) the period from the date of his termination of employment until he commences employment with a new employer or (2) six months. In addition, if Mr. Kaminski's employment is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs, and Mr. Kaminski is not offered a comparable position and salary in the surviving entity, (1) he will be paid salary continuance equal to his monthly base salary for the lesser of (a) the period from the date of his termination of employment until he commences employment with a new employer or (b) six months, and (2) 100% of his unvested options will vest at the end of the salary continuance period.

       In May 2004, we entered into letter and employment agreements with James M. Stolze, our Vice President and Chief Financial Officer, relating to the terms of his employment starting on May 27, 2004. His current annual base salary is $283,250 (subject to annual adjustment by the compensation committee) and he is eligible to receive an annual cash bonus of up to 25% of his salary, subject to the achievement of performance goals. His employment is at

                                     17



will. If he is terminated without cause, he will be paid salary continuance equal to his monthly base salary for six months. In addition, if Mr. Stolze's employment is terminated in contemplation of or within a year of a change in control of Stereotaxis, 100% of his unvested options will vest under the terms of the 2002 Stock Incentive Plan.

       In April 2001, we entered into letter and employment agreements with Douglas M. Bruce, our Senior Vice President, Research and Development, relating to the terms of his employment starting on April 23, 2001. Mr. Bruce's current annual base salary is $269,725 (subject to annual adjustment by the compensation committee) and he is eligible to receive an annual cash bonus of up to 25% of his annual base salary, subject to the achievement of performance goals. His employment is at will. If he is terminated without cause at any time after the first anniversary of his employment, he will be paid salary continuance equal to his monthly base salary for six months. In addition, if Mr. Bruce is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs and he is not offered a comparable position and salary with the surviving entity, or is terminated within one year of such acquisition or merger, (1) he will be paid salary continuance equal to his monthly base salary for six months, and (2) any repurchase rights with respect to his unvested shares will expire at the end of the salary continuance period and the shares, or any options to purchase these shares, will become vested. The repurchase right will also expire, and shares or options will become vested, if Mr. Bruce's employment is terminated without cause within one year of a change of control notwithstanding his having been previously offered such comparable position and salary.

       In February 2001, we entered into letter and employment agreements with Melissa C. Walker, our Vice President, Regulatory, Quality and Clinical Affairs, relating to the terms of her employment starting on March 5, 2001. Her current annual base salary is $205,110 (subject to annual adjustment by the compensation committee) and she is eligible to receive an annual cash bonus of up to 25% of her salary, subject to the achievement of performance goals. Her employment is at will. If she is terminated without cause, she will be paid a salary continuance equal to her monthly base salary for three months. In addition, if Ms. Walker's employment is terminated as a result of, or following, an acquisition or merger where we are not the surviving entity and a change of control occurs, and she is not offered a comparable position and salary in the surviving entity, (1) she will be paid salary continuance equal to her monthly base salary for three months and (2) 100% of her unvested options will vest at the end of the salary continuance period.

CHANGE OF CONTROL

       Under the terms of our 2002 Stock Incentive Plan. in the event of a change of control and if a participant's employment is terminated in contemplation of, or within one year after, the change of control, the option fully vests. For these purposes, a change of control means:

       * the purchase or acquisition by any person, entity or group of beneficial ownership of 20% or more of the then-outstanding shares of our common stock or of the combined voting power to elect the board of directors;

       * a change in a majority of the members of the board of directors in place at the date of effectiveness of this plan, unless any such change is approved by a majority of such remaining original board members; or

       * the liquidation, dissolution, sale of all or substantially all of our assets, or a merger, reorganization or consolidation, under circumstances whereby the stockholders immediately prior to such transaction do not own more than 50% of the common stock and combined voting power of the successor corporation immediately after such transaction.

                                     18



                             COMMITTEE REPORTS

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

       The compensation committee, which is currently comprised of three non-employee directors, administers our executive compensation program. The committee works with management to develop general compensation plans and is responsible for determining the compensation of each executive officer. The compensation committee also has the authority to administer and to grant stock options under our stock option plans.

       Our executive compensation program is intended to align executive compensation with our business objectives and the executive's individual performance and to enable us to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to our long-term success. In analyzing executive compensation, the committee is guided by the following principles: (i) the total compensation payable to executive officers should be sufficiently competitive with the compensation paid by other public companies of a similar size which design, manufacture and market medical devices for officers in comparable positions so that we can attract and retain qualified executives, and (ii) individual compensation should include components which reflect both the financial performance of the Company and the performance of the individual. The compensation of our executive officers consists of a combination of base salary, bonus and equity-based compensation. The committee believes that executive compensation should be designed to motivate executives to increase stockholder value and further believes that executive officers can best increase stockholder value by focusing on our sales and operating results. Factors such as position, individual performance and contribution to past and future Company success are considered when establishing executive compensation levels. In addition, the compensation committee may, from time to time, hire compensation and benefits consultants to assist in developing overall compensation strategies, including equity incentive plans.

       COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

       Mr. Hogg's salary is comprised of a base salary plus an annual incentive bonus payable based on the achievement of corporate objectives set by the compensation committee and long-term incentive compensation in the form of stock options. To determine Mr. Hogg's 2004 compensation package, the compensation committee considered his performance, competitive compensation data from similar companies within the medical device industry as well as the other criteria indicated above. During 2004, the compensation committee awarded Mr. Hogg an increase to his base salary and a bonus payment based on the achievement of 2003 objectives and additional stock options.

       INTERNAL REVENUE CODE SECTION 162(m)

       Section 162(m) of the Internal Revenue Code limits the tax deduction allowable for executive compensation to $1.0 million per year for certain executive officers unless such compensation is performance based. As the cash compensation paid to our executive officers is below $1.0 million and the compensation committee believes that the options granted would meet the requirements for performance based compensation, the Company believes that these limitations did not impact the Company in 2004.

Fred A. Middleton, Chair
Gregory R. Johnson, Ph.D.
David J. Parker

REPORT OF THE AUDIT COMMITTEE

       The audit committee assists the board of directors in its oversight of the Company's accounting and financial reporting process. Management is primarily responsible for the financial statements and reporting process, including the systems of internal controls, while the independent registered public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted

                                    19



in the United States, and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

       In this context, the committee has met and held discussions with management and the independent registered public accountants. The committee discussed with the Company's independent registered public accountants the overall scope and plan for their audit. The committee has met with the independent registered public accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Management represented to the committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The committee has reviewed and discussed the financial statements with management and the independent registered public accountants, including their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States.

       The company's independent registered public accountants also provided to the committee the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent registered public accountants that firm's independence and those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Company's independent registered public accountants did not provide any non-audit services to the Company during 2004.

       In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors that (and the board has approved) the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC. The committee has appointed Ernst & Young LLP as the Company's independent registered public accountants for fiscal 2005.

John C. Aplin, Ph.D., Chair
Randall D. Ledford, Ph.D
William C. Mills III

                                    20



RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (PROXY ITEM NO. 2)

       Our audit committee, pursuant to its charter, has appointed Ernst & Young LLP as the Company's independent registered public accountants to examine the financial statements of the Company for our 2005 fiscal year.

       While the audit committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the audit committee and our board are requesting, as a matter of policy, that the stockholders ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2005. The audit committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the appointment, the audit committee may investigate the reasons for stockholder rejection and may consider whether to retain Ernst & Young LLP or to appoint another firm. Furthermore, even if the appointment is ratified, the audit committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

       A formal statement by representatives of Ernst & Young LLP is not planned for the annual meeting. However, Ernst & Young LLP representatives are expected to be present at the meeting and available to respond to appropriate questions.

                       ----------------------------

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.

                  PRINCIPAL ACCOUNTING FEES AND SERVICES

       The following fees were paid to Ernst & Young LLP, our independent registered public accountants, for services rendered in fiscal year 2003 and fiscal year 2004:

                                                                         AMOUNT BILLED FOR
                                                                            FISCAL YEAR
                                                                         -----------------
DESCRIPTION OF PROFESSIONAL SERVICE                                    2003             2004
-----------------------------------                                    ----             ----
AUDIT FEES - professional services rendered for the audit of         $100,000         $171,500
our annual financial statements and review of financial
statements included in our Form 10-Q for the third quarter
of 2004 or services that are normally provided by the
accountant in connection with statutory and regulatory
filings or engagements for those fiscal years.

AUDIT-RELATED FEES - assurance and related services by Ernst               --          407,416
& Young LLP that are reasonably related to the performance
of the audit or review of financial statements and are not
reported as "Audit Fees." For 2004, such fees were related
to the initial public offering of our common stock.

TAX FEES - professional services rendered by Ernst & Young             15,500               --
LLP for tax compliance, tax advice and tax planning.

ALL OTHER FEES                                                             --               --

TOTAL ERNST & YOUNG LLP FEES                                         $115,500         $578,916

       As described in the audit committee charter, which was amended and restated in March 2004, it is the audit committee's policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by our independent registered public accountants. The audit committee's pre-approval policy is attached to the audit committee charter which has been attached as Exhibit A
                                                                   ---------
hereto, which is incorporated herein by reference.

       Prior to our initial public offering in August 2004, the audit committee did not pre-approve any of the services provided by Ernst & Young LLP for fiscal year 2003. Prior to our initial public offering, Ernst & Young LLP prepared our federal and state income tax returns and provided certain tax advice to the Company.

                                    21



                       STOCK PRICE PERFORMANCE GRAPH

       The following graph shows the total stockholder return of an investment of $100 in Stereotaxis common stock since Stereotaxis' initial public offering of common stock on August 12, 2004 through December 31, 2004, and the Nasdaq Composite (U.S.) Index and the Nasdaq Medical Device Manufacturer's Index. All values assume reinvestment of the full amount of all dividends although dividends have never been declared on Stereotaxis' common stock.

                   COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG STEREOTAXIS, INC., THE NASDAQ STOCK MARKET,
            AND THE NASDAQ MEDICAL DEVICE MANUFACTURER'S INDEX

                                  [graph]

                                                                                 2004
                                               ------------------------------------------------------------------------
                                                AUG 12       AUG 31       SEP 30       OCT 31       NOV 30       DEC 31
                                               ------------------------------------------------------------------------
Stereotaxis, Inc.                              $100.00      $109.85      $124.55      $119.82      $124.68      $125.70
NASDAQ                                          100.00       104.89       108.24       112.70       119.65       124.13
NASDAQ Medical Device Index                     100.00       105.90       108.69       107.76       115.28       118.94

                       ----------------------------

       In accordance with the rules of the SEC, the information contained in the Report of the compensation committee on Executive Compensation, the Report of the audit committee and the Stock Price Performance Graph shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to the SEC's Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934.

                                     22


           CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

       During the year ended December 31, 2004, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock or any member of such persons' immediate families had or will have a direct or indirect material interest other than agreements which are described under the caption "Directors and Executive Officers" and the transactions described below.

PREFERRED STOCK AND COMMON STOCK WARRANT ISSUANCES

       In January and February 2004, we sold shares of our Series E-2 preferred stock, which was converted into shares of common stock upon the consummation of our initial public offering in August 2004. We sold the shares pursuant to a preferred stock purchase agreement under which we made customary representations, warranties and covenants, and provided the purchasers with the registration rights under the agreements entered into with our previous financings. The registration rights are the only rights that survived beyond our initial public offering. In connection with the sale of the Series E-2 preferred stock, we issued warrants to purchase shares of our common stock, exercisable at a price of $10.55 per share.

       The specific directors and holders of more than 5% of our common stock who made purchases in the above securities are shown below with the amounts purchased.

   STOCKHOLDERS AND DIRECTORS                                         SHARES        WARRANTS(1)
   --------------------------                                         ------        -----------
   FIVE PERCENT STOCKHOLDERS:
   Entities affiliated with Sanderling Ventures(2)                    291,522         58,302
   Alafi Capital Company LLC                                          227,531         45,505
   Entities affiliated with EGS Healthcare Capital Partners(3)        379,217         75,842

   DIRECTORS:
   Fred A. Middleton(4)                                               291,522         58,302
   Christopher Alafi(5)                                               227,531         45,505
   Abhijeet Lele(6)                                                   379,217         75,842

-------

(1) The warrants issued in the E-2 offering were initially exercisable for an aggregate of 1,076,170 shares of common stock. After giving effect to our 1-for-3.6 reverse stock split, the warrants issued in the Series E-2 offerings are exercisable for an aggregate of 298,925 shares of common stock at $10.55 per share.

(2) Includes 17,825 shares of Series E-2 preferred stock and 3,565 warrants purchased by Sanderling V Beteiligungs GmbH & Co. KG; 74,273 shares of Series E-2 preferred stock and 14,854 warrants purchased by Sanderling V Biomedical Co-Investment Fund, L.P.; 20,033 shares of Series E-2 preferred stock and 4,006 warrants purchased by Sanderling V Limited Partnership; 122,509 shares of Series E-2 preferred stock and 24,501 warrants purchased by Sanderling Venture Partners V Co-Investment Fund L.P.; 9,480 shares of Series E-2 preferred stock and 1,896 warrants purchased by Sanderling Ventures Management V; 47,402 shares of Series E-2 preferred stock and 9,480 warrants purchased by Sanderling IV Biomedical Co-Investment Fund, L.P.

(3) Includes 287,338 shares of Series E-2 preferred stock and 57,467 warrants purchased by EGS Private Healthcare Partnership II, L.P.; 45,316 shares of Series E-2 preferred stock and 9,063 warrants purchased by EGS Private Healthcare Investors II, L.P.; 43,237 shares of Series E-2 preferred stock and 8,647 warrants purchased by EGS Private Healthcare Canadian Partners, L.P.; and 3,326 shares of Series E-2 preferred stock and 665 warrants purchased by EGS Private Healthcare President's Fund, L.P.

                                     23


(4) Represents shares and warrants purchased by entities affiliated with Sanderling Ventures. Mr. Middleton is affiliated with Sanderling Ventures.

(5)    Represents shares and warrants purchased by Alafi Capital
       Company LLC. Dr. Alafi is a managing partner of Alafi
       Capital.

(6) Represents shares and warrants purchased by entities affiliated with EGS Healthcare Capital Partners. Mr. Lele is affiliated with EGS Healthcare Capital Partners. Mr. Mills is currently affiliated with EGS Heathcare Capital Partners but was not affiliated with EGS Healthcare Capital Partners at the time of the transaction.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

       We have entered into an agreement with certain of our common stockholders under which those stockholders have registration rights with respect to their shares of common stock. The directors, executive officers and holders of more than 5% of our common stock that are parties to this agreement are entities affiliated with Sanderling Ventures, Alafi Capital Company, entities affiliated with EGS Healthcare Capital Partners and Messrs. Middleton, Alafi, Aplin, Johnson, Ledford, Lele and Mills.

OTHER TRANSACTIONS

       In September 2004 we sold a Niobe system to the Hospital of St. Raphael. One of our directors, David Benfer, is the President and Chief Executive Officer of Saint Raphael Healthcare System and the Hospital of Saint Raphael, New Haven, Connecticut. This transaction was completed prior to the date Mr. Benfer was elected to our board of directors.

       In November 2001 we loaned $134,700 to Doug Bruce in connection with the exercise of options to purchase 83,333 shares of common stock. The note is full recourse and bears interest at the rate of 7% per annum. As of March 31, 2004 the outstanding principal and interest on the note was $170,315. Principal and interest are due on November 20, 2006. In December 2000 we loaned $54,250 to Bevil Hogg in connection with the exercise of options to purchase 69,444 shares of common stock. The note bore interest at the rate of 7% per annum. Mr. Hogg repaid this note in May 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires all Company executive officers, directors, and persons owning more than 10% of any registered class of our capital stock to file reports of ownership and changes in ownership with the SEC. Based solely on the reports received by us and on written representations from reporting persons, we believe that all such persons timely filed such reports during the last fiscal year with the exception of Mr. Middleton who filed a late Form 4 related to the purchase of 8,172 shares of our common stock in August, 2004.

GENERAL INFORMATION

STOCKHOLDER PROPOSALS

       PROPOSALS INCLUDED IN PROXY STATEMENT

       Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2006 annual meeting and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company at its principal executive offices no later than December 14, 2005, which is 120 calendar days prior to the anniversary of this year's mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

                                     24


       PROPOSALS NOT INCLUDED IN THE PROXY STATEMENT

       Our restated bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our restated bylaws specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

       Any stockholder wishing to submit a candidate for election to our board of directors should follow the procedures outlined in "Director Nominations." For all other proposals, as to each matter of business proposed, the stockholder should send the following information to the Corporate Secretary, Stereotaxis, Inc., 4041 Forest Park Avenue, St. Louis, Missouri 63108:

       * A brief description of the business desired to be brought before the meeting and the reasons for conducting such business;

       * The text of the business (including the text of any resolutions proposed and the language of any proposed amendment to our charter documents);

       * The name and address, as they appear in our stockholder records, of the stockholder(s) proposing such business;

       * The class and number of shares of the stock which are beneficially owned by the proposing stockholder(s);

       * Any material interest of the proposing stockholder(s) in such business; and

       * A statement as to whether either the proposing stockholder(s) intend(s) to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal.

       A more complete description of this process is set forth in our bylaws.

       HOUSEHOLDING OF PROXIES

       The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process is commonly referred to as "householding." The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

       Once you have received notice from your broker or the Company that your broker or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

                                     25


       You may request to receive at any time a separate copy of our annual report or proxy statement, or notify us that you do or do not wish to participate in householding by sending a written request to our Corporate Secretary at 4041 Forest Park Avenue, St. Louis, Missouri 63108, or by telephoning 314-695-6940.

OTHER INFORMATION

       The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a stockholder proposal excluded from this proxy statement pursuant to the rules of the SEC, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unable to serve or for good cause will not serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee herein will be unable to serve or for good cause will not serve as a director.

       The Company will bear the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation. Directors, officers or employees of the Company may solicit proxies on behalf of the Company. In addition, the Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to beneficial owners of the Company's stock and obtaining their proxies.

       You are urged to vote promptly by marking, signing, dating, and returning your proxy card. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

ANNUAL REPORT

       This proxy statement has been accompanied with or preceded by our Annual Report to Stockholders, which contains our Annual Report on Form 10-K, excluding exhibits, as filed with the SEC.

April 6, 2005

                                    26



                                                                  EXHIBIT A

                          AUDIT COMMITTEE CHARTER

                           (ADOPTED: MARCH 2004)

I.     STATEMENT OF PURPOSE

       The Audit Committee (the "Committee") will assist the Board of Directors (the "Board") of Stereotaxis, Inc. (the "Company") in fulfilling the Board's oversight responsibilities with regard to the Company's accounting and financial reporting process, internal controls and the Company's independent auditors. The duties of the Committee are ones of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. The primary responsibility for the Company's financial statements and internal controls rests with the Company's management. Similarly, it is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations or to monitor the Company's legal compliance programs. The primary responsibility for these matters also rests with the Company's management. The Board of Directors recognizes that the Committee necessarily will rely on the advice and information it receives from the Company's management, internal auditors and independent auditors. Recognizing these inherent limits on the scope of the Committee's review, however, the Board expects the Committee to exercise independent judgment in assessing the quality of the Company's financial reporting process and its internal controls. The Board also expects that the Committee will maintain free and open communication with the other directors, the Company's independent and internal auditors and the financial management of the Company.

II.    COMPOSITION OF THE COMMITTEE

       The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and the composition of the Committee shall, in the judgment of the Board, be such as to comply with the rules of the Securities and Exchange Commission and Rule 4350(d)(2) of The Nasdaq Stock Market Rules, or the applicable rule(s) governing audit committees of such other national market system or exchange on which the Company's stock may be traded from time to time, or any successor rules.

III.   MEETINGS

       The Committee shall meet at least four (4) times annually, or more frequently as the Committee may from time to time determine may be appropriate. No less than quarterly, these meetings shall include separate executive sessions with the Company's Chief Financial Officer, the independent auditors and the Controller. Unless the Board has previously designated the Chair, the members of the Committee shall designate a Chair by majority vote. Two or more committee members shall constitute a quorum.

       Teleconferences may also be held at such other times as shall be reasonably requested by the Chair of the Board, Chair of the Committee, independent auditor, or the Company's financial management.

       At the invitation of the Committee Chair, the meetings will be attended by the Chair of the Board, Chief Executive Officer, Chief Financial Officer, Controller, representatives from the independent audit firm, and/or other persons as are appropriate to matters under consideration.

                                    A-1



IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

       The duties and responsibilities of the Committee shall include the following:

       A.     INDEPENDENT AUDITORS
              --------------------

              1. Receive the written disclosures and letter from the Company's independent auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as the same may be modified or supplemented, and discuss with the independent auditors any issues required to be discussed regarding their objectivity and independence. The Committee shall monitor all relationships between the Company and the Company's independent auditors for compliance with the auditor independence requirements of the Securities and Exchange Commission, including, but not limited to, rotation of audit partners, employment by the Company of former employees of the Company's independent auditor and compensation practices of the independent auditors.

              2. The Committee shall implement procedures to assure that the Company's independent auditors do not provide any services to the Company that are prohibited by the rules of the Securities and Exchange Commission or The Nasdaq Stock Market. The Committee shall pre-approve all audit and non-audit services (and related fees) that are to be provided to the Company by the Company's independent auditors, pursuant to pre-approval policies and procedures set forth in Appendix A to the Audit Committee Charter attached hereto. The
          ----------
       Committee shall consider any significant non-audit assignments awarded to the independent auditors and determine whether or not these have any impact on the independence of the independent auditor in the performance of the annual audit.

              3. Annually evaluate the qualifications, quality control procedures and prior performance of the Company's current independent auditors, which shall be ultimately accountable to this Committee, as representatives of the shareholders.

              4. The Committee shall be directly responsible for the appointment, retention, compensation and oversight of the Company's independent auditor. If a determination is made to replace the current independent auditors, the Committee shall be directly responsible for the appointment of such replacement. The Committee shall also be directly responsible for the oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and the Company's independent auditor shall report directly to the Committee.

              5. Meet with the independent auditors and financial management of the Company in advance of the annual audit to review its proposed scope, the proposed scope of the quarterly reviews, and the procedures to be followed in conducting the audit and the reviews.

              6. Review and approve the independent auditors' annual engagement letter, and the compensation of the independent auditors.

              7. Review with the independent auditors any matters required to be discussed by Statement of Auditing Standards No. 61, as the same may be modified or supplemented.

              8. Review and discuss, prior to filing, the Company's financial statements proposed to be included in the Company's Annual Report on Form 10-K with the Company's financial management and independent auditors, including discussions about (i) critical accounting policies used by the Company, (ii) alternative accounting treatments that have been discussed by the independent auditors and management and the ramifications of using those alternatives, (iii) other written communications between the independent auditors and management (including any management letter or schedule of unadjusted differences), (iv) other major issues regarding accounting and auditing principles and practices, and (v) the

                                    A-2



       adequacy of the Company's internal controls. If deemed appropriate after such review and discussion, recommend to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K.

              9. Review and discuss, prior to issuance or filing, the Company's financial statements proposed to be included in the Company's public earnings reports and the Company's Quarterly Reports on Form 10-Q with the Company's financial management and independent auditors, including the results of the independent auditors quarterly reviews. The Chair of the Committee may represent the entire Committee for purposes of the Form 10-Q review.

             10. Discuss at least annually with the Company's independent auditors the following: the adequacy and effectiveness of the Company's internal financial controls; the management letter issued by the independent auditor and management's response thereto; actions management has taken or progress it has made in addressing issues raised by the independent auditors; any disagreements with management; and major areas of financial risk.

             11. Review with management and the independent auditors any comments or inquiries from the Securities and Exchange Commission relating to the Company's financial statements or other financial matters included in the Company's filings with the Commission.

       B.    INTERNAL AUDITORS
             -----------------

             1. Approve the annual audit plan, charter and staffing of the internal audit department.

             2. Discuss at least annually with the internal auditor the effectiveness of the Company's internal accounting controls, as well as any significant letters or reports to management issued by the internal auditors, and management's responses thereto.

             3. Review annually with the independent auditor and the controller the coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

       C.    MANAGEMENT
             ----------

             1. Discuss at least annually with the Company's management and outside counsel the effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements and any material reports or inquiries received from regulators or government agencies.

             2. Review for potential conflict of interest situations all related party transactions involving the Company and any of the Company's principal shareholders or members of the Board of Directors or senior management or any immediate family member of any of the foregoing. If the Committee determines that any such related party transaction creates a conflict of interest situation, the transaction must be approved by the Committee prior to the Company entering into such transaction.

             3. Authorize and oversee investigations deemed appropriate by the Committee into any matters within the Committee's scope of responsibility as described in this Charter or as may subsequently be delegated to the Committee by the Board of Directors, with the power to retain and set the fees for, at Company expense, independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate in the discretion of the Committee.

             4. Prepare the disclosure required of this Committee by S-K Item 306 of the Securities and Exchange Commission regulations to be included in the Company's annual proxy statement.

                                    A-3



             5. Review this Charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate; ensure that this Charter is filed with the Securities and Exchange Commission, as required.

             6. Inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

       D.    OTHER MATTERS
             -------------

             1. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

             2. Oversee compliance with the Company Code of Ethics and Business Conduct and periodically review the Code of Ethics and Business Conduct and recommend to the Board any changes thereto.

             3. Report actions of the Committee periodically to the Board of Directors with such recommendations for action as the Committee deems appropriate.

             4. Maintain minutes or other records, either separately or within the minutes of the Board of Directors, of meetings and activities of the Committee.

             5. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

             6. The Company shall provide the Committee with adequate funding, as determined by the Committee, for payment of compensation to the Company's independent auditors and to any advisors engaged by the Committee.

                                    A-4



                                                                 APPENDIX A

              AUDIT AND NON-AUDIT SERVICE PRE-APPROVAL POLICY
              -----------------------------------------------

Audit Fees:
----------
Annually, the Committee will review and approve the audit services and the estimated audit fees for the following fiscal year. The projections will be updated quarterly and the Committee will pre-approve any amounts exceeding the original estimates.

Non-Audit Services and Fees:
---------------------------
Annually, and otherwise as necessary, the Committee will review and approve all non-audit services and the estimated fees for such services for the current fiscal year. For recurring services such as employee benefit plans, tax compliance, due diligence, expatriate tax returns, internal control reviews, statutory filings and import/export reviews, the Committee will review and approve the services and estimated total fees therefor by category of service. The projections will be updated quarterly and the Committee will pre-approve any amounts exceeding the original estimates. For non-recurring services such as tax or other consulting, the Committee will review and approve the services and estimated fees by category of service and all individual projects exceeding an amount determined by the Committee from time to time. The projections will be updated quarterly and the Committee will pre-approve any amounts exceeding the original estimates and any new projects exceeding an amount determined by the Committee from time to time.

Approval Matrix:
---------------
Should an engagement need pre-approval before the next Committee meeting, authority to grant such approval is delegated to the Audit Committee Chairman. Such approval will be reviewed with the entire Committee at the next quarterly meeting.

                                    A-5



                                                                  EXHIBIT B

                      COMPENSATION COMMITTEE CHARTER

                           (ADOPTED: MARCH 2004)

I.     STATEMENT OF PURPOSE

       The Compensation Committee (the "Committee") will assist the Board of Directors (the "Board") of Stereotaxis, Inc. (the "Company") in fulfilling the Board's oversight responsibilities with regard to the compensation of the Company's Board and management.

II.    COMPOSITION OF THE COMMITTEE

       The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and all members of the Committee shall be independent pursuant to Rule 4200(a)(15) of The Nasdaq Stock Market Rules (except as permitted by Rule 4350(c)(3)(C)), or the applicable rule governing director independence of such other national market system or exchange on which the Company's stock may be traded from time to time, or any successor rules. All of the members shall also be "non-employee" directors as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and a majority of the members shall be "outside directors" as defined by Section 162(m) of the Internal Revenue Code. If any members are not "outside directors" as defined by Section 162(m) of the Internal Revenue Code, such member(s) shall recuse themselves from participating in discussion regarding, or voting on, matters that require the approval of "outside directors" under
Section 162(m) of the Internal Revenue Code.

III.   MEETINGS

       The Committee shall meet at least four (4) times annually, or more frequently as the Committee may from time to time determine may be appropriate. Unless the Board has previously designated the Chair, the members of the Committee shall designate a Chair by majority vote. Two or more committee members shall constitute a quorum.

       Teleconferences may also be held at such other times as shall be reasonably requested by the Chair of the Board, Chair of the Committee, independent auditor, or the Company's financial management.

       At the invitation of the Committee Chair, the meetings will be attended by the Chair of the Board, Chief Executive Officer, representatives from any compensation consultant retained by the Company, and/or other persons as are appropriate to matters under consideration.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

       The duties and responsibilities of the Committee shall include the following:

        1. Assist management and the Board of Directors in defining an executive composition policy that (a) supports overall business strategy and objectives; (b) attracts and retains key executives; (c) links compensation with business objectives and organization performance in good and bad times; and (d) provides competitive compensation opportunities.

        2. Determine the total compensation package, including salaries, bonuses, stock options, benefits and other compensation arrangements, for the Chief Executive Officer and other executive officers of the Company. The Chief Executive Officer may not be present at Committee meetings during discussions of Chief Executive Officer compensation.

                                    B-1



        3. Exercise all authority of the Board of Directors under, and administer in accordance with the terms of, each of the Company's equity-based compensation plans or profit sharing plans, including, without limitation, the 1994 Stock Option Plan, 2002 Stock Incentive Plan, 2002 Non-Employee Directors' Stock Plan and any Employee Stock Purchase Plan (each, as amended and/or restated from time to time, the "Plans"). Such authority shall include, without limitation, such activities as:

             * participating in the establishment of option guidelines and general size of overall grants;

             * selecting participants in the Plans;

             * interpreting the Plans;

             * making grants and awards under the Plans;

             * determining rules, regulations and guidelines relating to the
               Plans as the Committee may deem necessary or proper; and

             * modifying existing or canceling existing grants and submitting new ones (with the consent of the grantees); and

             * carrying out other duties not inconsistent with the Plans or this Charter.

        4.   Approve new incentive plans.

        5. Approve changes to the outside directors' compensation program in respect of competitiveness and plan design.

        6.   Approve major benefit programs of the Company.

        7. Oversee performance evaluations of the Company's executive officers and issues regarding management succession.

        8. Prepare the Compensation Committee report required to be included in the Company's annual proxy statement.

        9. The Committee shall have the authority to engage independent advisors, including compensation consultants, at Company expense as the Committee may determine necessary in carrying out its responsibilities hereunder.

       10. Review this Charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

       11. Report actions of the Committee periodically to the Board of Directors with such recommendations for action as the Committee deems appropriate.

       12. Maintain minutes or other records, either separately or within the minutes of the Board of Directors, of meetings and activities of the Committee.

                                    B-2



                                                                  EXHIBIT C

           NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                           (ADOPTED: MARCH 2004)

I.     STATEMENT OF PURPOSE

       The Nominating and Corporate Governance Committee (the "Committee") will assist the Board of Directors (the "Board") of Stereotaxis, Inc. (the "Company") in evaluating potential Director nominees, overseeing the composition and structure of the Board and the committees thereof and developing and implementing the Company's corporate governance standards.

II.    COMPOSITION OF THE COMMITTEE

       The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and all members of the Committee shall be independent pursuant to Rule 4200(a)(15) of The Nasdaq Stock Market Rules (except as permitted by Rule 4350(c)(4)(C)), or the applicable rule governing director independence of such other national market system or exchange on which the Company's stock may be traded from time to time, or any successor rules.

III.   MEETINGS

       The Committee shall meet at least four (4) times annually, or more frequently as the Committee may from time to time determine may be appropriate. Unless the Board has previously designated the Chair, the members of the Committee shall designate a Chair by majority vote. Two or more committee members shall constitute a quorum.

       Teleconferences may also be held at such other times as shall be reasonably requested by the Chair of the Board, Chair of the Committee, independent auditor, or the Company's financial management.

       At the invitation of the Committee Chair, the meetings will be attended by the Chair of the Board, Chief Executive Officer, representatives from any director search firm retained by the Company, and/or other persons as are appropriate to matters under consideration.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

       The duties and responsibilities of the Committee shall include the following:

       1. Oversee the structure and operations of the Board and suggest to the Board any recommended changes thereto.

       2. The Committee shall adopt (i) a policy regarding the Committee's consideration of candidates proposed by shareholders; (ii) a description of the minimum criteria, as well as special skills and qualities, that the Committee believes are necessary for one or more of the Company's Directors to possess; and (iii) a description of the Committee's process for identifying and evaluating Director nominees (including candidates recommended by shareholders).

       3. The Committee shall identify, evaluate and recommend to the Board for determination all nominees for Board membership, whether such nominees are for the slate of Director nominees to be proposed to shareholders or nominees to be elected by the Board to fill vacancies on the Board.

                                    C-1



       4. The Committee identifies potential Director nominees from numerous sources, including, but not limited to, other members of the Board, members of the Company's management, director search firms and the Company's shareholders.

       5. Recommend to the Board committee structure and responsibilities, committee appointments, committee chairs and the rotation of chairperson and committee appointments as the Committee may determine to be in the best interests of the Company.

       6. Evaluate the effect of any change in the personal or professional status of any Director and request that the Board request the resignation of any such Director if necessary.

       7. Develop and recommend to the Board a set of corporate governance guidelines and principals applicable to the Company and review issues that arise in connection with such guidelines and principles.

       8. The Committee shall have the authority to engage independent advisors, including director search firms, at Company expense, as the Committee may determine necessary in carrying out its responsibilities hereunder.

       9. Review this Charter on an annual basis and make recommendations to the Board of Directors concerning any changes deemed appropriate.

      10. Report actions of the Committee periodically to the Board of Directors with such recommendations for action as the Committee deems appropriate.

      11. Maintain minutes or other records, either separately or within the minutes of the Board of Directors, of meetings and activities of the Committee.

                                    C-2




                                     YOUR VOTE IS IMPORTANT
STEREOTAXIS, INC.                 VOTE BY INTERNET / TELEPHONE
                                  24 HOURS A DAY, 7 DAYS A WEEK

              INTERNET                                   TELEPHONE                                    MAIL
              --------                                   ---------                                    ----
https://www.proxyvotenow.com/stxs                      1-866-353-7811

o Go to the website address listed     OR     o Use any touch-tone telephone.   OR    o Mark, sign and date your proxy card.
  above.                                      o HAVE YOUR PROXY CARD READY.           o Detach your proxy card.
O HAVE YOUR PROXY CARD READY.                 o Follow the simple recorded            o Return your proxy card in the
o Follow the simple instructions that           instructions.                           postage-paid envelope provided.
  appear on your computer screen.

                                              --------------------------------

1-866-353-7811
CALL TOLL-FREE TO VOTE                        --------------------------------

/ /                       DETACH PROXY CARD HERE
------------------------------------------------------------------------------

        PLEASE SIGN, DATE AND RETURN                /X/
        THE PROXY CARD PROMPTLY
        USING THE ENCLOSED ENVELOPE.     VOTES MUST BE INDICATED
                                         (X) IN BLACK OR BLUE INK.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. To elect three Class I directors to serve until our 2008 annual meeting of stockholders and one Class II director to serve until our 2006 annual meeting of stockholders;

   FOR         WITHHOLD
   ALL  / /    FOR ALL   / /    EXCEPTIONS  / /

   Nominees Class I: 01 Abhi Acharya, 02 David W. Benfer and 03 Gregory R.
   Johnson

   Nominee Class II: 04 Robert J. Messey

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THAT NOMINEE'S NAME AND CHECK THE "EXCEPTIONS" BOX ABOVE.)

                                                       FOR  AGAINST  ABSTAIN
                                                       / /    / /      / /

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2005; and

3. In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting.

                        To change your address, please mark this box.  / /

                        To include any comments, please mark this box. / /


             ----------------------------

               S C A N   L I N E

             ----------------------------



Please sign exactly as name(s) appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee, guardian or in other representative capacity, please state your full title as such.


-----------------------------------  -----------------------------------------
Date     Share Owner sign here         Co-Owner sign here









------------------------------------------------------------------------------

                              STEREOTAXIS, INC

     SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING
            OF STOCKHOLDERS OF STEREOTAXIS, INC. - MAY 11, 2005

     The undersigned hereby appoints Fred A. Middleton, Bevil J. Hogg and James M. Stolze or any of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting to be held at Company's principal offices at 4041 Forest Park Avenue, St. Louis, Missouri 63108 on Wednesday, May 11, 2005, commencing at 9:00 a.m. Central time.

     This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, when the duly executed proxy is returned, the shares represented by this proxy will be voted FOR proposals 1 and 2 and, in the discretion of the proxies, on such other business as may properly come before the meeting. All in accordance with the Company's proxy statement, receipt of which is hereby acknowledged.

(Continued, and to be signed and dated, on the reverse side.)

                                    STEREOTAXIS, INC.
                                    P.O. BOX 11200
                                    NEW YORK, N.Y. 10203-0200


                                   APPENDIX


     Page 22 of the proxy statement contains a Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.